Exhibit 99.1

RespireRx Pharmaceuticals Inc. Announces Agreement with Ponto Ventures to Drive Business Development with Will Clodfelter as RespireRx Part-Time Senior VP of Business Development

Glen Rock, N.J., December 11, 2023 /Globe Newswire – RespireRx Pharmaceuticals Inc. (OTC Pink Market:RSPI) (“RespireRx” or the “Company”), a biopharmaceutical company focused on the discovery and development of innovative and revolutionary treatments to combat diseases caused by disruption of neuronal signaling, is pleased to announce that, on December 6, 2023, it has entered into an agreement with Ponto Ventures LLC providing for Will Clodfelter to serve as RespireRx’s Senior Vice President of Business Development on a part-time basis.

Mr. Clodfelter will initially lead the business development efforts with respect to dronabinol, the lead asset of ResolutionRx Ltd, a wholly-owned Australian subsidiary of the Company. Mr. Clodfelter will collaborate with Jeff Eliot Margolis, the Company’s Senior Vice President, Chief Financial Officer, Treasurer and Secretary in driving these efforts.

Mr. Clodfelter has extensive experience providing business development, strategy, and valuation consulting services to pharmaceutical, biotech and medical device companies, where he has led or been a core member on over 30 international and domestic pharmaceutical licensing and device negotiations ranging from preclinical to launched products. This experience extends across large pharmaceutical, biotechnology and medical device companies. He previously held positions at Eli Lilly and Co. in Corporate Strategy and Business Development. He was at Amylin Pharmaceuticals in New Product Planning and Decision Sciences and was involved in multiple business development activities. Following Amylin, Mr. Clodfelter was the Chief Executive Officer of Medicus Biosciences and Abvance Therapeutics, both biotechnology firms based in California.

“I am very excited about working with Will,” said Jeff Margolis, the Company’s Senior Vice President, Chief Financial Officer, Treasurer and Secretary. “His involvement adds considerable depth and experience to our financial and business activities being conducted to set up our programs for investment, partnering or sale. While his initial efforts will focus on the ResolutionRx dronabinol program, I am certain that his efforts will also extend to our other programs.”

“I believe that RespireRx has novel and unique drug development programs that address large markets with considerable unmet needs,” said Mr. Clodfelter. “I look forward to contributing to the realization of their value.”

About RespireRx Group

RespireRx Pharmaceuticals Inc. and its subsidiaries and business units (“RespireRx Group”) are discovering and developing medicines for the treatment of psychiatric and neurological disorders, with a focus on treatments that address conditions affecting millions of people, but for which there are few or poor treatment options, including obstructive sleep apnea (“OSA”), attention deficit hyperactivity disorder (“ADHD”), epilepsy, pain, recovery from spinal cord injury (“SCI”), and certain neurological orphan diseases . The RespireRx Group is developing a pipeline of new and repurposed drug products based on our broad patent portfolios for two drug platforms: (i) pharmaceutical cannabinoids, which include dronabinol, a synthetic compound that acts upon the nervous system’s endogenous cannabinoid receptors and (ii) neuromodulators, which include AMPAkines and GABAkines, proprietary chemical entities that positively modulate (positive allosteric modulators or “PAMs”) AMPA-type glutamate receptors and GABAA receptors, respectively.

The RespireRx Group holds exclusive licenses and owns patents and patent applications or rights thereto for certain families of chemical compounds that claim the chemical structures and their uses in the treatment of a variety of disorders, as well as claims for novel uses of known drugs.

ResolutionRx: Pharmaceutical Cannabinoids.

ResolutionRx Ltd (Australian Company Number a/k/a ACN 664 925 651) was formed in Australia on 11th January 2023 by RespireRx as an unlisted public company. RespireRx has contributed by sublicense and license with ResolutionRx, its obstructive sleep apnea (“OSA”) drug development program subject to certain liabilities. ResolutionRx will now engage in the research and development (“R&D”) associated with that program, initially for the development of a new formulation of dronabinol for use in a Phase 3 clinical trial and the filing of regulatory approval for the treatment of OSA. The current total budget for that program over the next several years is approximately US$16.5 million, most, but not all of which is expected to be eligible for the Australian R&D Tax Incentive (“RDTI”). Dronabinol, an endocannabinoid receptor agonist, has already demonstrated significant improvement in the symptoms of OSA in two Phase 2 clinical trials. OSA is a serious respiratory disorder that impacts an estimated 90 million people in the United States, the United Kingdom, Germany and Australia and that has been linked to increased risk for hypertension, heart failure, depression, and diabetes. There are no approved drug treatments for OSA.

Because dronabinol is already FDA approved for the treatment of AIDS related anorexia and chemotherapy induced nausea and vomiting, RespireRx and ResolutionRx further believe that the repurposing strategy would only require, in the United States, approval by the FDA of a 505(b)(2) new drug application (“NDA”), an efficient regulatory pathway that allows the use of publicly available data.

EndeavourRx: Neuromodulators

GABAkines. Under a License Agreement with the University of Wisconsin-Milwaukee Research Foundation, Inc. (“UWMRF”) and on behalf of its EndeavourRx business unit, RespireRx has licensed rights to certain selectively acting GABAkines because of their ability to selectively amplify inhibitory neurotransmission at a highly specific, subset of GABAA receptors, thus producing a unique efficacy profile with reduced side effects. Preclinical studies have documented their efficacy in a broad array of animal models of interrelated neurological and psychiatric disorders including epilepsy, pain, anxiety, and depression in the absence of or with greatly reduced propensity to produce sedation, motor-impairment, tolerance, dependence and abuse. EndeavourRx currently is focusing on developing KRM-II-81 for the treatment of epilepsy and pain.

KRM-II-81 has displayed a high degree of anti-convulsant activity in a large number of preclinical studies, including in treatment resistant and pharmaco-resistant models. Not only was KRM-II-81 highly effective in these models, but pharmaco-resistance or tolerance did not develop to its anti-convulsant properties. These latter results are particularly important because pharmaco-resistance occurs when medications that once controlled seizures lose efficacy as a result of chronic use and it is a principal reason some epileptic patients require brain surgery to control their seizures. In support of its potential clinical efficacy, translational studies have demonstrated the ability of KRM-II-81 to dramatically reduce epileptiform electrical activity when administered in situ to brain slices excised from treatment-resistant epileptic patients undergoing surgery.

In addition, KRM-II-81 has displayed a high degree of analgesic activity in a number of preclinical studies. In intact animal models of pain, the analgesic efficacy of KRM-II-81 was comparable to or greater than commonly used analgesics. At the same time, KRM-II-81 did not display side effects such as sedation and motor impairment, but even more importantly, it did not produce tolerance, dependence, respiratory depression or behavioral changes indicative of abuse liability, which are produced by opioid narcotics and are at the heart of the opioid epidemic.

AMPAkines. Through an extensive translational research effort from the cellular level through Phase 2 clinical trials, RespireRx has developed a family of novel, low impact AMPAkines, including CX717, CX1739 and CX1942 that may have clinical application in the treatment of CNS-driven neurobehavioral and cognitive disorders, spinal cord injury, neurological diseases, and certain orphan indications. Our lead clinical compounds, CX717 and CX1739, have successfully completed multiple Phase 1 safety trials. Both compounds have also completed Phase 2 proof of concept trials demonstrating target engagement, by antagonizing the ability of opioids to induce respiratory depression.

AMPAkines have demonstrated positive activity in animal models of ADHD, results that have been extended translationally into statistically significant improvement of symptoms observed in a Phase 2 human clinical trial of CX717 in adult patients with ADHD. Statistically significant therapeutic effects were observed within one week. We believe AMPAkines may represent a novel, non-stimulant treatment for ADHD with a more rapid onset of action than alternative non- stimulants, such as Straterra® (atomoxetine), and without the drawbacks of amphetamine-type stimulants.

In a series of important studies funded by grants from the National Institutes of Health and published in a number of peer reviewed articles, Dr. David Fuller (University of Florida), a long-time RespireRx collaborator, has demonstrated the ability of CX1739 and CX717, RespireRx’s lead AMPAkines, to improve motor nerve activity and muscle function in a number of animal models of spinal cord injury (SCI).

Additional information about RespireRx and the matters discussed herein can be obtained on the RespireRx web- site at www.RespireRx.com or RespireRx’s filings with the U.S. Securities and Exchange Commission (the “SEC”) at www.sec.gov. Additional information about ResolutionRx and the matters discussed herein can be obtained on the ResolutionRx website at https://www.resolutionrx.com.au.

Not a Securities Offering or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sales of securities in any jurisdiction in which such offer, solicitation or sale of securities would be unlawful before registration or qualification under the laws of such jurisdiction.

Cautionary Note Regarding Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Company intends that such forward-looking statements be subject to the safe harbor created thereby. These might include statements regarding the Company’s future plans, targets, estimates, assumptions, financial position, business strategy and other plans and objectives for future operations, and assumptions and predictions about research and development efforts, including, but not limited to, preclinical and clinical research design, execution, timing, costs and results, future product demand, supply, manufacturing, costs, marketing and pricing factors.

In some cases, forward-looking statements may be identified by words including “assumes,” “could,” “ongoing,” “potential,” “predicts,” “projects,” “should,” “will,” “would,” “anticipates,” “believes,” “intends,” “estimates,” “expects,” “plans,” “contemplates,” “targets,” “continues,” “budgets,” “may,” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words, and such statements may include, but are not limited to, statements regarding (i) future research plans, expenditures and results, (ii) potential collaborative arrangements, (iii) the potential utility of the Company’s product candidates, (iv) reorganization plans, and (v) the need for, and availability of, additional financing. Forward-looking statements are based on information available at the time the statements are made and involve known and unknown risks, uncertainties and other factors that may cause our results, levels of activity, performance or achievements to be materially different from the information expressed or implied by the forward- looking statements in this press release.

These factors include but are not limited to, regulatory policies or changes thereto, available cash, research and development results, issuance of patents, competition from other similar businesses, interest of third parties in collaborations with us, and market and general economic factors, and other risk factors disclosed in “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as filed with the SEC on April 17, 2023 (the “2022 Form 10-K”).

You should read these risk factors and the other cautionary statements made in the Company’s filings as being applicable to all related forward-looking statements wherever they appear in this press release. We cannot assure you that the forward-looking statements in this press release will prove to be accurate and therefore prospective investors, as well as potential collaborators and other potential stakeholders, are encouraged not to place undue reliance on forward-looking statements. You should read this press release completely. Other than as required by law, we undertake no obligation to update or revise these forward- looking statements, even though our situation may change in the future.

We caution investors, as well as potential collaborators and other potential stakeholders, not to place undue reliance on any forward-looking statement that speaks only as of the date made and to recognize that forward- looking statements are predictions of future results, which may not occur as anticipated. Actual results could differ materially from those anticipated in the forward-looking statements and from historical results, due to the risks and uncertainties described in the 2022 Form 10-K, in our quarterly reports on Form 10-Q and in this press release, as well as others that we may consider immaterial or do not anticipate at this time. These forward-looking statements are based on assumptions regarding the Company’s business and technology, which involve judgments with respect to, among other things, future scientific, economic, regulatory and competitive conditions, collaborations with third parties, and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the Company’s control. Although we believe that the expectations reflected in our forward-looking statements are reasonable, we do not know whether our expectations will prove correct. Our expectations reflected in our forward-looking statements can be affected by inaccurate assumptions that we might make or by known or unknown risks and uncertainties, including those described in the 2022 Form 10-K, in our quarterly reports on Form 10-Q and in this press release. These risks and uncertainties are not exclusive and further information concerning us and our business, including factors that potentially could materially affect our financial results or condition, may emerge from time to time.

For more information about the risks and uncertainties the Company faces, see “Item 1A. Risk Factors” in our 2022 Form 10-K. Forward-looking statements speak only as of the date they are made. The Company does not undertake and specifically declines any obligation to update any forward-looking statements or to publicly announce the results of any revisions to any statements to reflect new information or future events or developments. We advise investors, as well as potential collaborators and other potential stakeholders, to consult any further disclosures we may make on related subjects in our annual reports on Form 10-K and other reports that we file with or furnish to the SEC including but not limited to our most recent Form 10-Q as of September 30, 2023 filed with the SEC on November 17, 2023.

Company Contact:

Jeff Margolis

RespireRx Pharmaceuticals Inc.

Senior Vice President, Chief Financial Officer, Treasurer and Secretary

Telephone: 917-834-7206

Email: jmargolis@respirerx.com

126 Valley Road, Suite C

Glen Rock, NJ 07452

www.respirerx.com